UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                    II-E: 0-17320         II-E: 73-1324751
                    II-F: 0-17799         II-F: 73-1330632
                    II-G: 0-17802         II-G: 73-1336572
   Oklahoma         II-H: 0-18305         II-H: 73-1342476
----------------   ----------------     -------------------
(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On October 11, 2006 the Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G and Geodyne Energy Income Limited Partnership II-H (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas for net proceeds as described below:


                                          Reserves
         Number                           Sold as         Reserve
           of     Location     Number    of 12/31/05       Value
         Wells      of          of       Oil     Gas       Sold        Net
P/ship    Sold   Properties  Purchasers (Bbls)   (Mcf)    12/31/05   Proceeds
------  -------- ----------- ---------- ------- -------  ---------- ----------
 II-E     42     Lousiana        15     36,664   29,281 $  875,159  $1,852,520
                 and Texas
 II-F     39     Texas           14     72,531   71,400  1,888,563   4,195,874
 II-G     39     Texas           14    151,202  149,219  3,941,619   8,760,666
 II-H     39     Texas           14     35,090   34,533    913,561   2,029,603


      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional  transaction  costs, will
be  included  in  the  November  15,  2006  cash   distributions   paid  by  the
Partnerships.

      This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in December 2006 and February 2007.

      The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

     (1)  Geodyne Energy Income Limited Partnership II-E
          (a)  Pro Forma Balance Sheet as of June 30, 2006.
          (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (2)  Geodyne Energy Income Limited Partnership II-F
          (a)  Pro Forma Balance Sheet as of June 30, 2006.
          (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (3)  Geodyne Energy Income Limited Partnership II-G
          (a)  Pro Forma Balance Sheet as of June 30, 2006.
          (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (4)  Geodyne Energy Income Limited Partnership II-H
          (a)  Pro Forma Balance Sheet as of June 30, 2006.
          (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of June 30, 2006, unaudited pro forma statements of operations for the six months ended June 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction as described in ITEM 2. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on June 30, 2006. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                 Historical         Auction          Pro Forma
                                                   (Note 2a)
                                 ----------       -----------       -----------

CURRENT ASSETS:
   Cash and cash equivalents     $  908,070        $1,852,520        $2,760,590
   Accounts receivable:
      Oil and gas sales             498,429       (    66,288)          432,141
   Assets of discontinued
      operations                    -                  66,288            66,288
                                 ----------        ----------        ----------
Total current assets             $1,406,499        $1,852,520        $3,259,019

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                 1,155,275       (   134,104)        1,021,171

DEFERRED CHARGE                     208,171                 -           208,171
                                 ----------        ----------        ----------
                                 $2,769,945        $1,718,416        $4,488,361
                                 ==========        ==========        ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                      Pro Forma
                                                    Adjustments
                                                      October
                                     Historical       Auction        Pro Forma
                                                     (Note 2a)
                                     ----------     ------------    -----------
CURRENT LIABILITIES:
   Accounts payable                  $  120,288     ($   16,831)     $  103,457
   Gas imbalance payable                 43,424               -          43,424
   Asset retirement obligation -
      current                             6,379               -           6,379
   Liabilities of discontinued
      operations                              -          16,831          16,831
                                     ----------      ----------      ----------
Total current liabilities            $  170,091      $        -      $  170,091

LONG-TERM LIABILITIES:
   Accrued liability                 $   69,372      $        -      $   69,372
   Asset retirement
      obligation                        236,512     (    68,518)        167,994
                                     ----------      ----------      ----------
Total long-term liabilities          $  305,884     ($   68,518)     $  237,366

PARTNERS' CAPITAL (DEFICIT):
   General Partner                  ($  120,942)     $  178,693      $   57,751
   Limited Partners, issued
      and outstanding,
      228,821 units                   2,414,912       1,608,241       4,023,153
                                     ----------      ----------      ----------
Total Partners' capital              $2,293,970      $1,786,934      $4,080,904
                                     ----------      ----------      ----------
                                     $2,769,945      $1,718,416      $4,488,361
                                     ==========      ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction       Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Oil and gas sales                $1,856,310     ($259,526)     $1,596,784
  Interest income                      18,797             -          18,797
                                    ---------      --------      ----------
                                   $1,875,107     ($259,526)     $1,615,581

COSTS AND EXPENSES:
  Lease operating                  $  305,068     ($ 55,104)     $  249,964
  Production tax                      127,418     (  22,326)        105,092
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 76,734     (  25,289)         51,445
  General and administrative          152,225             -         152,225
                                   ----------      --------      ----------
                                   $  661,445     ($102,719)     $  558,726
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,213,662     ($156,807)     $1,056,855
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  126,393     ($ 17,957)     $  108,436
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,087,269     ($138,850)     $  948,419
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     4.75     ($    .61)     $     4.14
                                   ==========      ========      ==========
UNITS OUTSTANDING                     228,821       228,821         228,821
                                   ==========      ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $3,949,949     ($429,008)    $3,520,941
  Interest income                      13,967             -         13,967
  Gain on sale of oil and
    gas properties                        193             -            193
  Other income                          5,177             -          5,177
                                   ----------      --------     ----------
                                   $3,969,286     ($429,008)    $3,540,278

EXPENSES:
  Lease operating                  $  503,196     ($ 88,371)    $  414,825
  Production tax                      281,131     (  41,915)       239,216
  Depreciation, depletion,
    and amortization of oil
    and gas properties                204,315     (  79,570)       124,745
  General and administrative          281,418             -        281,418
                                   ----------      --------     ----------
                                   $1,270,060     ($209,856)    $1,060,204
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,699,226     ($219,152)    $2,480,074
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  286,914     ($ 29,077)    $  257,837
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,412,312     ($190,075)    $2,222,237
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    10.54     ($    .83)    $     9.71
                                   ==========      ========     ==========
UNITS OUTSTANDING                     228,821       228,821        228,821
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,788,915     ($293,747)    $2,495,168
  Interest income                       4,783             -          4,783
  Gain on sale of oil and
    gas properties                      9,419             -          9,419
  Other income                          1,920             -          1,920
                                   ----------      --------     ----------
                                   $2,805,037     ($293,747)    $2,511,290

EXPENSES:
  Lease operating                  $  494,357     ($ 45,785)    $  448,572
  Production tax                      189,382     (  14,270)       175,112
  Depreciation, depletion,
    and amortization of oil
    and gas properties                201,433     ( 112,054)        89,379
  General and administrative          276,031             -        276,031
                                   ----------      --------     ----------
                                   $1,161,203     ($172,109)    $  989,094
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,643,834     ($121,638)    $1,522,196
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  181,054     ($ 22,249)    $  158,805
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,462,780     ($ 99,389)    $1,363,391
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.39     ($    .43)    $     5.96
                                   ==========      ========     ==========
UNITS OUTSTANDING                     228,821       228,821        228,821
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,747,176     ($258,185)    $2,488,991
  Interest income                       3,318             -          3,318
  Gain on sale of oil and
    gas properties                     21,407             -         21,407
                                   ----------      --------     ----------
                                   $2,771,901     ($258,185)    $2,513,716

EXPENSES:
  Lease operating                  $  470,669     ($ 46,937)    $  423,732
  Production tax                      194,259     (  28,466)       165,793
  Depreciation, depletion,
    and amortization of oil
    and gas properties                137,213     (  25,530)       111,683
  General and administrative          278,935             -        278,935
                                   ----------      --------     ----------
                                   $1,081,076     ($100,933)    $  980,143
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,690,825     ($157,252)    $1,533,573
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  181,100     ($ 18,023)    $  163,077
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $1,509,725     ($139,229)    $1,370,496
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $     6.60     ($   0.61)    $     5.99
                                   ==========      ========     ==========
UNITS OUTSTANDING                     228,821       228,821        228,821
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION
------------------------------

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $1,786,934 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS
------------------------------

(a) Reflects net sales proceeds of $1,852,520 for the II-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets (or Liabilities) of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS


                                                    Pro Forma
                                                   Adjustments
                                                     October
                                  Historical         Auction         Pro Forma
                                                    (Note 2a)
                                  ----------       -----------      -----------

CURRENT ASSETS:
   Cash and cash equivalents      $  976,164        $4,195,874       $5,172,038
   Accounts receivable:
      Oil and gas sales              561,828       (    79,632)         482,196
   Assets of discontinued
      operations                           -            79,632           79,632
                                  ----------        ----------       ----------
Total current assets              $1,537,992        $4,195,874       $5,733,866

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                  1,144,613       (   160,413)         984,200

DEFERRED CHARGE                       30,448                 -           30,448
                                  ----------        ----------       ----------
                                  $2,713,053        $4,035,461       $6,748,514
                                  ==========        ==========       ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                     Pro Forma
                                                    Adjustments
                                                      October
                                    Historical        Auction        Pro Forma
                                                     (Note 2a)
                                    ----------      -----------      -----------
CURRENT LIABILITIES:
   Accounts payable                 $  119,365      ($    4,250)     $  115,115
   Gas imbalance payable                 2,024                -           2,024
   Asset retirement obligation -
      current                            1,444                -           1,444
   Liabilities of discontinued
      operations                               -          4,250           4,250
                                    ----------       ----------      ----------
Total current liabilities           $  122,833       $        -      $  122,833

LONG-TERM LIABILITIES:
   Accrued liability                $   25,662       $        -      $   25,662
   Asset retirement
      obligation                       201,203      (       849)        200,354
                                    ----------       ----------      ----------
Total long-term liabilities         $  226,865      ($      849)     $  226,016

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   69,190)      $  403,631      $  334,441
   Limited Partners, issued
      and outstanding,
      171,400 units                  2,432,545        3,632,679      $6,065,224
                                    ----------       ----------      ----------
Total Partners' capital             $2,363,355       $4,036,310      $6,399,665
                                    ----------       ----------      ----------
                                    $2,713,053       $4,035,461      $6,748,514
                                    ==========       ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction        Pro Forma
                                                  (Note 2b)
                                   ----------    -----------      ----------

REVENUES:
  Oil and gas sales                $1,885,994     ($320,565)      $1,565,429
  Interest income                      14,214             -           14,214
                                    ---------      --------       ----------
                                   $1,900,208     ($320,565)      $1,579,643

COSTS AND EXPENSES:
  Lease operating                  $  212,625     ($ 28,690)      $  183,935
  Production tax                      108,349     (  18,313)          90,036
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 62,926     (   7,879)          55,047
  General and administrative          119,641             -          119,641
                                   ----------      --------       ----------
                                   $  503,541     ($ 54,882)      $  448,659
                                   ----------      --------       ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,396,667     ($265,683)      $1,130,984
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  143,909     ($ 27,277)      $  116,632
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,252,758     ($238,406)      $1,014,352
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     7.31     ($   1.39)      $     5.92
                                   ==========      ========       ==========
UNITS OUTSTANDING                     171,400       171,400          171,400
                                   ==========      ========       ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $3,860,385     ($456,188)    $3,404,197
  Interest income                      14,042             -         14,042
  Gain on sale of oil and
    gas properties                        471             -            471
                                   ----------      --------     ----------
                                   $3,874,898     ($456,188)    $3,418,710

EXPENSES:
  Lease operating                  $  420,455     ($ 25,126)    $  395,329
  Production tax                      239,774     (  21,827)       217,947
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,289     (  17,411)       117,878
  General and administrative          217,348             -        217,348
                                   ----------      --------     ----------
                                   $1,012,866     ($ 64,364)    $  948,502
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,862,032     ($391,824)    $2,470,208
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  296,975     ($ 40,749)    $  256,226
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,565,057     ($351,075)    $2,213,982
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.97     ($   2.05)    $    12.92
                                   ==========      ========     ==========
UNITS OUTSTANDING                     171,400       171,400        171,400
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,876,134     ($289,171)    $2,586,963
  Interest income                       4,458             -          4,458
  Gain on sale of oil and
    gas properties                     24,162             -         24,162
  Other income                          4,694             -          4,694
                                   ----------      --------     ----------
                                   $2,909,448     ($289,171)    $2,620,277

EXPENSES:
  Lease operating                  $  425,498     ($  8,076)    $  417,422
  Production tax                      183,457     (  13,246)       170,211
  Depreciation, depletion,
    and amortization of oil
    and gas properties                216,694     (  22,199)       194,495
  General and administrative          211,681             -        211,681
                                   ----------      --------     ----------
                                   $1,037,330     ($ 43,521)    $  933,809
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,872,118     ($245,650)    $1,626,468
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  203,874     ($ 26,563)    $  177,311
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,668,244     ($219,087)    $1,449,157
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.73     ($   1.28)    $     8.45
                                   ==========      ========     ==========
UNITS OUTSTANDING                     171,400       171,400        171,400
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro-Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $2,639,281     ($234,696)    $2,404,585
  Interest income                       3,228             -          3,228
  Gain on sale of oil and
    gas properties                     58,644             -         58,644
                                   ----------      --------     ----------
                                   $2,701,153     ($234,696)    $2,466,457

EXPENSES:
  Lease operating                  $  407,571     ($ 33,320)    $  374,251
  Production tax                      165,636     (   9,670)       155,966
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,340     (  19,804)       115,536
  General and administrative          213,797             -        213,797
                                   ----------      --------     ----------
                                   $  922,344     ($ 62,794)    $  859,550
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,778,809     ($171,902)    $1,606,907
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  189,739     ($ 18,973)    $  170,766
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,589,070      (152,929)    $1,436,141
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.27     ($    .89)   $      8.38
                                   ==========      ========     ==========
UNITS OUTSTANDING                     171,400       171,400        171,400
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION
------------------------------

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $4,036,310 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS
------------------------------

(a) Reflects net sales proceeds of $4,195,874 for the II-F Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets (or Liabilities) of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                 Pro Forma
                                                Adjustments
                                                  October
                                 Historical       Auction         Pro Forma
                                                 (Note 2a)
                                 ----------     -----------      ------------

CURRENT ASSETS:
   Cash and cash equivalents     $2,078,720      $8,760,666       $10,839,386
   Accounts receivable:
      Oil and gas sales           1,205,164         168,381         1,373,545
   Assets of discontinued
      operations                          -     (   168,381)     (    168,381)
                                 ----------      ----------       -----------
Total current assets             $3,283,884      $8,760,666       $12,044,550

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                 2,455,758     (   341,098)        2,114,660

DEFERRED CHARGE                      65,048               -            65,048
                                 ----------      ----------       -----------
                                 $5,804,690      $8,419,568       $14,224,258
                                 ==========      ==========       ===========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                     Pro Forma
                                                    Adjustments
                                                      October
                                    Historical        Auction        Pro Forma
                                                     (Note 2a)
                                    ----------      -----------     -----------
CURRENT LIABILITIES:
   Accounts payable                 $  252,572      ($    8,886)    $   243,686
   Gas imbalance payable                10,572                -          10,572
   Asset retirement obligation -
      current                            3,014                -           3,014
   Liabilities of discontinued
      operations                             -            8,886           8,886
                                    ----------       ----------     -----------
Total current liabilities           $  266,158       $        -     $   266,158

LONG-TERM LIABILITIES:
   Accrued liability                $   45,042       $        -     $    45,042
   Asset retirement
      obligation                       431,229      (     1,774)        429,455
                                    ----------       ----------     -----------
Total long-term liabilities         $  476,271      ($    1,774)    $   474,497

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   39,388)      $  842,134     $   802,746
   Limited Partners, issued
      and outstanding,
      372,189 units                  5,101,649        7,579,208      12,680,857
                                    ----------       ----------     -----------
Total Partners' capital             $5,062,261       $8,421,342     $13,483,603
                                    ----------       ----------     -----------
                                    $5,804,690       $8,419,568     $14,224,258
                                    ==========       ==========     ===========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction       Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Oil and gas sales                $4,008,688     ($670,876)     $3,337,812
  Interest income                      30,709             -          30,709
                                    ---------     ---------      ----------
                                   $4,039,397     ($670,876)     $3,368,521

COSTS AND EXPENSES:
  Lease operating                  $  457,154     ($ 59,996)     $  397,158
  Production tax                      232,112     (  38,311)        193,801
  Depreciation, depletion,
    and amortization of oil
    and gas properties                139,061     (  22,196)        116,865
  General and administrative          230,596             -         230,596
                                   ----------      --------      ----------
                                   $1,058,923     ($120,503)     $  938,420
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $2,980,474     ($550,373)     $2,430,101
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  307,492     ($ 57,035)     $  250,457
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,672,982     ($493,338)     $2,179,644
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     7.18     ($   1.33)     $     5.85
                                   ==========      ========      ==========
UNITS OUTSTANDING                     372,189       372,189         372,189
                                   ==========      ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $8,215,826     ($953,677)    $7,262,149
  Interest income                      30,374             -         30,374
  Gain on sale of oil and
    gas properties                        986             -            986
                                   ----------      --------     ----------
                                   $8,247,186     ($953,677)    $7,293,509

EXPENSES:
  Lease operating                  $  903,789     ($ 50,747)    $  853,042
  Production tax                      511,883     (  45,786)       466,097
  Depreciation, depletion,
    and amortization of oil
    and gas properties                291,333     (  38,183)       253,150
  General and administrative          437,316             -        437,316
                                   ----------      --------     ----------
                                   $2,144,321     ($134,716)    $2,009,605
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $6,102,865     ($818,961)    $5,283,904
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  633,469     ($ 85,333)    $  548,136
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $5,469,396     ($733,628)    $4,735,768
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.70     ($   1.97)    $    12.73
                                   ==========      ========     ==========
UNITS OUTSTANDING                     372,189       372,189        372,189
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $6,116,875     ($604,690)    $5,512,185
  Interest income                       9,689             -          9,689
  Gain on sale of oil and
    gas properties                     50,598             -         50,598
  Other income                          9,816             -          9,816
                                   ----------      --------     ----------
                                   $6,186,978     ($604,690)    $5,582,288

EXPENSES:
  Lease operating                  $  908,097     ($ 16,888)    $  891,209
  Production tax                      392,707     (  29,378)       363,329
  Depreciation, depletion,
    and amortization of oil
    and gas properties                472,405     (  37,222)       435,183
  General and administrative          432,673             -        432,673
                                   ----------      --------     ----------
                                   $2,205,882     ($ 83,488)    $2,122,394
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,981,096     ($521,202)    $3,459,894
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  434,649     ($ 55,470)    $  379,179
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,546,447     ($465,732)    $3,080,715
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.53     ($   1.25)    $     8.28
                                   ==========      ========     ==========
UNITS OUTSTANDING                     372,189       372,189        372,189
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $5,605,691     ($490,743)    $5,114,948
  Interest income                       6,983             -          6,983
  Gain on sale of oil and
    gas properties                    123,707             -        123,707
                                   ----------      --------     ----------
                                   $5,736,381     ($490,743)    $5,245,638

EXPENSES:
  Lease operating                  $  867,617     ($ 69,670)    $  797,947
  Production tax                      353,554     (  20,004)       333,550
  Depreciation, depletion,
    and amortization of oil
    and gas properties                290,209     (  41,857)       248,352
  General and administrative          437,597             -        437,597
                                   ----------      --------     ----------
                                   $1,948,977     ($131,531)    $1,817,446
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,787,404     ($359,212)    $3,428,192
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  404,161     ($ 39,688)    $  364,473
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,383,243     ($319,524)    $3,063,719
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.09     ($   0.86)    $     8.23
                                   ==========      ========     ==========
UNITS OUTSTANDING                     372,189       372,189        372,189
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION
------------------------------

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $8,421,342 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS
------------------------------

(a) Reflects net sales proceeds of $8,760,666 for the II-G Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets (or Liabilities) of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                    Pro Forma
                                                   Adjustments
                                                     October
                                   Historical        Auction        Pro Forma
                                                    (Note 2a)
                                   ----------      -----------     -----------

CURRENT ASSETS:
   Cash and cash equivalents       $  489,875       $2,029,603      $2,519,478
   Accounts receivable:
      Oil and gas sales               275,372      (    37,651)        237,721
   Assets of discontinued
      operations                            -           37,651          37,651
                                   ----------       ----------      ----------
Total current assets               $  765,247       $2,029,603      $2,794,850

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                     582,794      (    78,103)        504,691

DEFERRED CHARGE                        16,716                -          16,716
                                   ----------       ----------      ----------
                                   $1,364,757       $1,951,500      $3,316,257
                                   ==========       ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                      Pro Forma
                                                     Adjustments
                                                       October
                                    Historical         Auction        Pro Forma
                                                      (Note 2a)
                                    ----------       -----------     -----------
CURRENT LIABILITIES:
   Accounts payable                 $   60,039       ($    2,055)     $   57,984
   Asset retirement obligation -
      current                              697                 -             697
   Liabilities of discontinued
      operations                             -             2,055           2,055
                                    ----------        ----------      ----------
Total current liabilities           $   60,736        $        -      $   60,736

LONG-TERM LIABILITIES:
   Accrued liability                $   14,524        $        -      $   14,524
   Asset retirement
      obligation                       105,202       (       410)        104,792
                                    ----------        ----------      ----------
Total long-term liabilities         $  119,726       ($      410)     $  119,316

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   40,902)       $  195,191      $  154,289
   Limited Partners, issued
      and outstanding,
      91,711 units                   1,225,197         1,756,719       2,981,916
                                    ----------        ----------      ----------
Total Partners' capital             $1,184,295        $1,951,910      $3,136,205
                                    ----------        ----------      ----------
                                    $1,364,757        $1,951,500      $3,316,257
                                    ==========        ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $  946,365     ($154,466)      $791,899
  Interest income                       7,016             -          7,016
                                   ----------      --------       --------
                                   $  953,381     ($154,466)      $798,915

COSTS AND EXPENSES:
  Lease operating                  $  110,086     ($ 13,877)      $ 96,209
  Production tax                       55,517     (   8,828)        46,689
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 33,042     (   5,521)        27,521
  General and administrative           75,597             -         75,597
                                   ----------      --------       --------
                                   $  274,242     ($ 28,226)      $246,016
                                   ----------      --------       --------
INCOME FROM CONTINUING
  OPERATIONS                       $  679,139     ($126,240)      $552,899
                                   ==========      ========       ========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $   70,186     ($ 13,121)      $ 57,065
                                   ==========      ========       ========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  608,953     ($113,119)      $495,834
                                   ==========      ========       ========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.64     ($   1.23)      $   5.41
                                   ==========      ========       ========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========       ========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $1,948,662     ($220,780)    $1,727,882
  Interest income                       6,886             -          6,886
  Gain on sale of oil and
    gas properties                        229             -            229
                                   ----------      --------     ----------
                                   $1,955,777     ($220,780)    $1,734,997

EXPENSES:
  Lease operating                  $  215,752     ($ 11,800)    $  203,952
  Production tax                      122,857     (  10,547)       112,310
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 69,028     (   8,856)        60,172
  General and administrative          130,034             -        130,034
                                   ----------      --------     ----------
                                   $  537,671     ($ 31,203)    $  506,468
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,418,106     ($189,577)    $1,228,529
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  147,335     ($ 19,755)    $  127,580
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,270,771     ($169,822)    $1,100,949
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    13.86     ($   1.85)    $    12.01
                                   ==========      ========     ==========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $1,460,050     ($139,783)    $1,320,267
  Interest income                       2,181             -          2,181
  Gain on sale of oil and
    gas properties                     11,749             -         11,749
  Other income                          2,270             -          2,270
                                   ----------      --------     ----------
                                   $1,476,250     ($139,783)    $1,336,467

EXPENSES:
  Lease operating                  $  219,811     ($  3,907)    $  215,904
  Production tax                       94,648     (   6,401)        88,247
  Depreciation, depletion,
    and amortization of oil
    and gas properties                113,970     (   7,817)       106,153
  General and administrative          123,960             -        123,960
                                   ----------      --------     ----------
                                   $  552,389     ($ 18,125)    $  534,264
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $  923,861     ($121,658)    $  802,203
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  101,267     ($ 12,869)    $   88,398
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  822,594     ($108,789)    $  713,805
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.97     ($   1.19)    $     7.78
                                   ==========      ========     ==========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $1,335,792     ($113,436)    $1,222,356
  Interest income                       1,545             -          1,545
  Gain on sale of oil and
    gas properties                     29,085             -         29,085
                                   ----------      --------     ----------
                                   $1,366,422     ($113,436)    $1,252,986

EXPENSES:
  Lease operating                  $  210,552     ($ 16,115)    $  194,437
  Production tax                       84,803     (   4,672)        80,131
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 68,778     (   9,585)        59,193
  General and administrative          124,953             -        124,953
                                   ----------      --------     ----------
                                   $  489,086     ($ 30,372)    $  458,714
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $  877,336     ($ 83,064)    $  794,272
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $   93,769     ($  9,169)    $   84,600
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  783,567     ($ 73,895)    $  709,672
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.54     ($    .81)    $     7.73
                                   ==========      ========     ==========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION
------------------------------

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $1,951,910 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS
------------------------------

(a) Reflects net sales proceeds of $2,029,603 for the II-H Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets (or Liabilities) of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-E
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-F
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-G
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-H

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                     //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: October 17, 2006